EXHIBIT I

AFFILIATED BROKERAGE COMMISSIONS

     The following table lists the amounts of brokerage commissions paid to affiliated brokers for the fiscal year ended December 31, 2006. The brokers are considered affiliates due to their affiliation with a Trust’s subadviser.

			Percent of the
			Aggregate
			Commissions
		Commission	paid by the
Fund	Affiliated Broker	($)	Fund (%)
Gartmore GVIT Developing
Markets Fund	Cazenove and Co	558.14	0.03
Gartmore GVIT Developing
Markets Fund	JP Morgan Chase	236,002.23	11.83
Gartmore GVIT Developing
Markets Fund	JP Morgan Securities	5,151.24	0.26
Gartmore GVIT Developing
Markets Fund	Lehman Brothers	136.74	0.01
Gartmore GVIT Developing
Markets Fund	Merrill Lynch	253,836.51	12.73
Gartmore GVIT Developing
Markets Fund	Morgan Stanley	148,355.29	7.44
Gartmore GVIT Emerging Markets
Fund	Cazenove and Co	482.03	0.03
Gartmore GVIT Emerging Markets
Fund	JP Morgan Chase	197,176.86	12.84
Gartmore GVIT Emerging Markets
Fund	JP Morgan Securities	4,016.09	0.26
Gartmore GVIT Emerging Markets
Fund	Merrill Lynch	188,979.37	12.31
Gartmore GVIT Emerging Markets
Fund	Morgan Stanley	118,733.92	7.73
Gartmore GVIT Emerging Markets
Fund	Lehman Brothers	452.21	0.03
Gartmore GVIT Global Financial
Services Fund	JP Morgan Chase	5,582.10	2.68
Gartmore GVIT Global Financial
Services Fund	Lehman Brothers	6,110.40	2.94
Gartmore GVIT Global Financial
Services Fund	Merrill Lynch	74,064.81	35.58
Gartmore GVIT Global Financial
Services Fund	Morgan Stanley	1,729.98	0.83
Gartmore GVIT Global Health
Sciences Fund	JP Morgan Chase	1,695.40	0.51
Gartmore GVIT Global Health
Sciences Fund	Lehman Brothers	3,434.80	1.04
Gartmore GVIT Global Health
Sciences Fund	Merrill Lynch	10,866.06	3.28

			Percent of the
			Aggregate
			Commissions
		Commission	paid by the
Fund	Affiliated Broker	($)	Fund (%)
Gartmore GVIT Global Health
Sciences Fund	Morgan Stanley	6,944.44	2.10
Gartmore GVIT Global Technology
& Communications Fund	JP Morgan Chase	16,898.70	3.07
Gartmore GVIT Global Technology
& Communications Fund	Lehman Brothers	12,832.05	2.33
Gartmore GVIT Global Technology
& Communications Fund	Merrill Lynch	27,401.90	4.99
Gartmore GVIT Global Technology
& Communications Fund	Morgan Stanley	8,415.04	1.53
Gartmore GVIT Global Utilities
Fund	Cazenove and Co	896.98	0.70
Gartmore GVIT Global Utilities
Fund	JP Morgan Chase	3,686.25	2.87
Gartmore GVIT Global Utilities
Fund	Lehman Brothers	14,004.42	10.92
Gartmore GVIT Global Utilities
Fund	Merrill Lynch	27,563.93	21.49
Gartmore GVIT Global Utilities
Fund	Morgan Stanley	9,135.14	7.12
Gartmore GVIT Growth Fund	JP Morgan Chase	76,668.48	5.67
Gartmore GVIT Growth Fund	Lehman Brothers	50,089.40	3.70
Gartmore GVIT Growth Fund	Merrill Lynch	124,270.70	9.19
Gartmore GVIT Growth Fund	Morgan Stanley	35,451.60	2.62
Gartmore GVIT International
Growth Fund	Cazenove and Co	5,914.62	1.40
Gartmore GVIT International
Growth Fund	JP Morgan Chase	30,934.34	7.31
Gartmore GVIT International
Growth Fund	Lehman Brothers	7,088.43	1.68
Gartmore GVIT International
Growth Fund	Merrill Lynch	85,140.06	20.12
Gartmore GVIT International
Growth Fund	Morgan Stanley	21,683.81	5.13
Gartmore GVIT International Index
Fund	JP Morgan Chase	20,683.44	85.38
Gartmore GVIT International Index
Fund	Lehman Brothers	57.05	1.68
Gartmore GVIT Mid Cap Growth
Fund	JP Morgan Chase	6,933.80	1.70
Gartmore GVIT Mid Cap Growth
Fund	Lehman Brothers	12,707.68	3.11
Gartmore GVIT Mid Cap Growth
Fund	Merrill Lynch	95,790.20	23.42

			Percent of the
			Aggregate
			Commissions
		Commission	paid by the
Fund	Affiliated Broker	($)	Fund (%)
Gartmore GVIT Mid Cap Growth
Fund	Morgan Stanley	1,680.00	0.41
Gartmore GVIT Mid Cap Index
Fund	JP Morgan Chase	3,960.00	7.51
Gartmore GVIT Nationwide
Leaders Fund	JP Morgan Chase	4,752.00	1.50
Gartmore GVIT Nationwide
Leaders Fund	Lehman Brothers	19,207.20	6.05
Gartmore GVIT Nationwide
Leaders Fund	Merrill Lynch	6,968.40	2.20
Gartmore GVIT Nationwide
Leaders Fund	Morgan Stanley	4,910.80	1.55
Gartmore GVIT U.S. Growth
Leaders Fund	JP Morgan Chase	32,737.64	6.25
Gartmore GVIT U.S. Growth
Leaders Fund	Lehman Brothers	22,557.38	4.31
Gartmore GVIT U.S. Growth
Leaders Fund	Merrill Lynch	46,987.24	8.98
Gartmore GVIT U.S. Growth
Leaders Fund	Morgan Stanley	12,701.52	2.43
Gartmore GVIT Worldwide Leaders
Fund	Cazenove and Co	327.41	0.08
Gartmore GVIT Worldwide Leaders
Fund	JP Morgan Chase	36,328.33	9.30
Gartmore GVIT Worldwide Leaders
Fund	Lehman Brothers	19,193.83	4.92
Gartmore GVIT Worldwide Leaders
Fund	Merrill Lynch	78,821.30	20.19
Gartmore GVIT Worldwide Leaders
Fund	Morgan Stanley	18,610.52	4.77
GVIT International Value Fund	JP Morgan Chase	16,604.64	3.24
GVIT International Value Fund	Julius Baer Securities	2,472.28	0.48
GVIT International Value Fund	Lehman Brothers	18,363.93	3.59
GVIT International Value Fund	Merrill Lynch	94,489.71	18.45
GVIT International Value Fund	Morgan Stanley	34,976.92	6.83
Gartmore GVIT Nationwide Fund	JP Morgan Chase	69,938.08	2.74
Gartmore GVIT Nationwide Fund	Merrill Lynch	908,488.34	13.93
Gartmore GVIT Nationwide Fund	Morgan Stanley	140,188.22	1.14
Gartmore GVIT Nationwide Fund	Lehman Brothers	460,945.55	5.40
GVIT S&P 500 Index Fund	JP Morgan Chase	200.9	0.64
GVIT S&P 500 Index Fund	Lehman Brothers	304	0.96
GVIT S&P 500 Index Fund	Morgan Stanley	128.13	0.41
GVIT Small Cap Growth Fund	JP Morgan Chase	9,785.00	9.02

			Percent of the
			Aggregate
			Commissions
		Commission	paid by the
Fund	Affiliated Broker	($)	Fund (%)
GVIT Small Cap Growth Fund	Lehman Brothers	6,416.56	5.91
GVIT Small Cap Growth Fund	Merrill Lynch	5,849.50	5.74
GVIT Small Cap Growth Fund	Morgan Stanley	4,511.50	5.08
GVIT Small Cap Value Fund	JP Morgan Chase	66,004.50	2.17
GVIT Small Cap Value Fund	Lehman Brothers	143,280.90	2.67
GVIT Small Cap Value Fund	Merrill Lynch	91,489.69	2.67
GVIT Small Cap Value Fund	Morgan Stanley	47,228.62	1.34
GVIT Small Company Fund	JP Morgan Chase	89,769.42	2.47
GVIT Small Company Fund	Lehman Brothers	97,715.97	4.45
GVIT Small Company Fund	Merrill Lynch	60,665.08	2.43
GVIT Small Company Fund	Morgan Stanley	17,417.50	1.10
GVIT Small Company Fund	Berndale	29.14	0.00
GVIT Small Company Fund	China International
	Capital	360	0.01
JP Morgan GVIT Balanced Fund	Ivy Securities	6	0.00
JP Morgan GVIT Balanced Fund	JP Morgan Chase	23,727.71	13.59
JP Morgan GVIT Balanced Fund	Lehman Brothers	3,478.62	1.99
JP Morgan GVIT Balanced Fund	Merrill Lynch	12,359.45	7.08
JP Morgan GVIT Balanced Fund	Morgan Stanley	3,601.74	2.06
Van Kampen GVIT Comstock Value
Fund	JP Morgan Chase	8,971.59	5.39
Van Kampen GVIT Comstock Value
Fund	JP Morgan Securities	481.5	0.29
Van Kampen GVIT Comstock Value
Fund	Lehman Brothers	11,806.46	7.09
Van Kampen GVIT Comstock Value
Fund	Merrill Lynch	17,854.72	10.72
Van Kampen GVIT Comstock Value
Fund	Morgan Stanley	2,256.05	1.35
Van Kampen GVIT Comstock Value
Fund	Wave Securities	416	0.25
Van Kampen GVIT Multi Sector
Bond Fund	Lehman Brothers	357.5	1.20
Van Kampen GVIT Multi Sector
Bond Fund	MLPFS International	368.5	1.24

NOTES

NOTES

NOTES

PX-GVIT 2/07

PROXY TABULATOR
P.O. BOX 9112	VOTE BY PHONE		VOTE ON THE INTERNET		VOTE BY MAIL
FARMINGDALE, NY 11735	•	Read the Proxy Statement and	•	Read the Proxy Statement and	•	Read the Proxy Statement and have this
		have this card at hand		have this card at hand		card at hand
	•	Call toll-free 1-888-221-0697	•	Log on to www.proxyweb.com	•	Check the appropriate boxes on reverse
	•	Follow the recorded instructions	•	Follow the on-screen instructions	•	Sign and date proxy card
	•	Do not return this paper ballot	•	Do not return this paper ballot	•	Return promptly in the enclosed envelope

Your prompt response will save your Fund the expense of additional mailings.

GARTMORE VARIABLE INSURANCE TRUST

SPECIAL MEETING OF SHAREHOLDERS
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) William J. Baltrus, Allan J. Oster, and James A. Bernstein, or any one of them, attorneys, with full power of substitution, to vote all shares of the Fund of Gartmore Variable Insurance Trust (the “Trust”), as indicated above, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Trust to be held at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, on Monday, April 23, 2007, at 9:00 a.m., Eastern time, and at any adjournments thereof. This proxy shall be voted on the proposal(s) described in the Proxy Statement as specified on the reverse side.
Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Date:

Signature(s) (Title(s), if applicable)	(Sign in the Box)

NOTE: Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

GVIT PC sc

Please fill in box(es) as shown using black or blue ink or number 2 pencil.    ☐
PLEASE DO NOT USE FINE POINT PENS.

Please refer to the Proxy Statement discussion of the proposal.
IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

		FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement between Gartmore Mutual Fund Capital Trust and the Trust, on behalf of the Fund.	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

GVIT PC (sc)

Please fill in box(es) as shown using black or blue ink or number 2 pencil.    ☐
PLEASE DO NOT USE FINE POINT PENS.

Please refer to the Proxy Statement discussion of each of these proposals.
IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

		FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement between Gartmore Mutual Fund Capital Trust and the Trust, on behalf of the Gartmore GVIT Mid Cap Growth Fund.	☐	☐	☐

2.	To approve a new subadvisory agreement by and among Gartmore Mutual Fund Capital Trust, NorthPointe Capital LLC and the Trust, on behalf of the Gartmore GVIT Mid Cap Growth Fund.	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

GVIT MID PC (sc)

PROXY TABULATOR
P.O. BOX 9112	VOTE BY PHONE		VOTE ON THE INTERNET		VOTE BY MAIL
FARMINGDALE, NY 11735	•	Read the Proxy Statement and	•	Read the Proxy Statement and	•	Read the Proxy Statement and have this
		have this card at hand		have this card at hand		card at hand
	•	Call toll-free 1-888-221-0697	•	Log on to www.proxyweb.com	•	Check the appropriate boxes on reverse
	•	Follow the recorded instructions	•	Follow the on-screen instructions	•	Sign and date Voting Instructions
	•	Do not return this paper ballot	•	Do not return this paper ballot	•	Return promptly in the enclosed envelope

Your prompt response will save your Fund the expense of additional mailings.

GARTMORE VARIABLE INSURANCE TRUST

The undersigned contract owner of a variable annuity or variable life insurance contract, revoking previous voting instructions, hereby instructs the above referenced insurance company to vote all shares of the Fund of Gartmore Variable Insurance Trust (the “Trust”), as indicated above, attributable to his or her variable annuity or variable life insurance contract, as of February 2, 2007 at a Special Meeting of Shareholders of the Trust to be held at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, on Monday, April 23, 2007, at 9:00 a.m., Eastern time, and at any adjournments thereof. These instructions shall be used to vote on the proposal(s) described in the Proxy Statement as specified on the reverse side.
Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Date:

Signature(s) (Title(s), if applicable)	(Sign in the Box)

NOTE: Please sign exactly as your name appears on this Voting Instruction Form. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and  partnership proxies should be signed by an authorized person indicating the person’s title.

GVIT VIF sc

Please fill in box(es) as shown using black or blue ink or number 2 pencil.    ☐
PLEASE DO NOT USE FINE POINT PENS.

Please refer to the Proxy Statement discussion of the proposal.
IF NO SPECIFICATION IS MADE AND THIS VOTING INSTRUCTION FORM IS SIGNED AND RETURNED, THE VOTING INSTRUCTION SHALL BE DEEMED TO BE AN INSTRUCTION TO VOTE FOR THE PROPOSAL.
As to any other matter, the appointed proxies shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

		FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement between Gartmore Mutual Fund Capital Trust and the Trust, on behalf of the Fund.	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

GVIT VIF sc

Please fill in box(es) as shown using black or blue ink or number 2 pencil.    ☐
PLEASE DO NOT USE FINE POINT PENS.

Please refer to the Proxy Statement discussion of each of these proposals.
IF NO SPECIFICATION IS MADE AND THIS VOTING INSTRUCTION FORM IS SIGNED AND RETURNED, THE VOTING INSTRUCTION SHALL BE DEEMED TO BE AN INSTRUCTION TO VOTE FOR THE PROPOSALS.
As to any other matter, the appointed proxies shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

		FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement between Gartmore Mutual Fund Capital Trust and the Trust, on behalf of the Gartmore GVIT Mid Cap Growth Fund.	☐	☐	☐

2.	To approve a new subadvisory agreement by and among Gartmore Mutual Fund Capital Trust, NorthPointe Capital LLC and the Trust, on behalf of the Gartmore GVIT Mid Cap Growth Fund.	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

GVIT MID VIF sc